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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 28, 1998
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     000-29222               13-3575874
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)


                                 (816) 960-1333
              (Registrant's telephone number, including area code)


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Item 5. Other Events

            AVAX Technologies, Inc. ("the Company") has announced that it is supplying the United States Food and Drug Administration ("FDA") with information to further characterize the Company's initial AC Vaccine(TM), M-Vax(TM) in response to a request by the FDA. To ensure that all pivotal study data will fully support a product license application, no patients will be enrolled in registration clinical trials until the Company and FDA are satisfied that all product characterization issues are fully resolved. The Company will continue all other aspects of its development plan for such trials, and believes that its original estimates of time for completion of clinical trials and for a product license application are not affected.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.4 and incorporated by reference herein (including without limitation the information set forth in the cautionary statement contained in the final paragraph of the press release).


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.4  Press Release dated January 28, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AVAX TECHNOLOGIES, INC.

Date: January 28, 1998

                                By:   /s/ Jeffrey M. Jonas
                                   ---------------------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer


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                                  Exhibit Index


      Exhibit Number                                    Description
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           99.4                           Press Release dated January 28, 1998.